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                                                                   Exhibit 10.29

                                September 8, 2005

Anne L. Nelson

     Re: Executive Employment Agreement between Ameritrade Holding Corporation ("Ameritrade") and Anne L. Nelson, effective February 1, 2004 (the "Agreement")

Dear Anne:

     Your Agreement has a term ending on September 9, 2005. You and Ameritrade have agreed to extend the Term of your Agreement for a twelve month period to September 9, 2006. All of the rights and obligations will continue in full force and effect through September 9, 2006. For purposes of clarification only, any right to renew the Agreement is satisfied by this Renewal and there is no right to renew the Agreement further unless agreed upon by both parties in writing, as evidenced by a document similar to the one herein being signed. Accordingly,
Section 6 (e) (vi) of the Agreement is fully satisfied and is no longer in effect.

     Please indicate your agreement to this extension by signing the letter in the space below and return one fully signed letter to me. We will countersign and provide you a copy for your records.

                                        Very truly yours,

                                        AMERITRADE HOLDING CORPORATION


                                        By: /S/ JOE H. MOGLIA
                                            ------------------------------------
                                            Joe H. Moglia
                                            Chief Executive Officer


Understood and Agreed


/S/ ANNE L. NELSON       9/8/05
-------------------------------------
Anne L. Nelson